UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2009

WESTERN LIBERTY BANCORP
 (Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1370 Avenue of the Americas, 28th Floor, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 445-7800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTERN LIBERTY BANCORP (“WLBC”) INTENDS TO FILE A PROXY STATEMENT/PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) IN CONNECTION WITH THE SPECIAL MEETING OF WLBC’S STOCKHOLDERS TO APPROVE THE PROPOSED TRANSACTION WITH SERVICE1ST BANK OF NEVADA (THE “PROXY STATEMENT/PROSPECTUS”). STOCKHOLDERS OF WLBC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH WLBC’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. THE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO WLBC STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: WESTERN LIBERTY BANCORP, 1370 AVENUE OF THE AMERICAS, 28TH FLOOR, NEW YORK, NEW YORK, 10019, ATTENTION: MR. ANDREW NELSON. FREE COPIES OF THESE DOCUMENTS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (HTTP://WWW.SEC.GOV). IN ADDITION TO THE PROXY STATEMENT/PROSPECTUS, WLBC FILES ANNUAL, QUARTERLY AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC.

WLBC, SERVICE1ST BANK OF NEVADA (“SERVICE1ST”) AND THEIR RESPECTIVE DIRECTORS, EXECUTIVE OFFICERS, AFFILIATES AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF WLBC STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTION. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS WILL BE INCLUDED IN THE PROXY STATEMENT/PROSPECTUS AND OTHER MATERIALS TO BE FILED BY WLBC WITH THE SEC.

WLBC’S PROPOSED ACQUISITION OF SERVICE1ST IS SUBJECT TO APPROVALS FROM THE FEDERAL RESERVE BOARD, THE FDIC, THE NEVADA DIVISION OF FINANCIAL INSTITUTIONS AND OTHER APPLICABLE STATE BANKING AUTHORITIES. AS A CORPORATION NOT CURRENTLY SUBJECT TO BANK SUPERVISORY REGULATION, WLBC’S APPLICATIONS TO BECOME A BANK HOLDING COMPANY FOR A NEVADA-BASED COMMUNITY BANK ARE SUBJECT TO DIFFERENT STATUTORY APPROVAL PROCESSES MAINTAINED BY SEVERAL FEDERAL AND STATE BANK REGULATORY AGENCIES WITH SUPERVISORY OVERSIGHT AND JURISDICTION OF THE CONTEMPLATED TRANSACTIONS AND THE BANKS THAT ARE PARTIES TO THE CONTEMPLATED TRANSACTIONS. APPROVAL TERMS GRANTED BY THESE FEDERAL AND STATE BANK REGULATORY AGENCIES MAY INCLUDE TERMS AND CONDITIONS MORE ONEROUS THAN WLBC MANAGEMENT CONTEMPLATES, AND APPROVAL MAY NOT BE GRANTED IN THE TIMEFRAMES DESIRED BY THE PARTIES TO THE CONTEMPLATED TRANSACTIONS. BANK REGULATORY APPROVAL, IF GRANTED, MAY CONTAIN TERMS THAT RELATE TO DETERIORATING REAL ESTATE LENDING AND INDUSTRY ABUSES BOTH NATIONALLY AND IN NEVADA; BANK REGULATORY SUPERVISORY REACTIONS TO THE CURRENT ECONOMIC DIFFICULTIES MAY NOT BE SPECIFIC TO WLBC ITSELF.

This report and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction with Service1st and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of WLBC, Service1st or any of their affiliates, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

This report and the exhibits hereto include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, but are not limited to, statements regarding WLBC’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this report are based on WLBC’s current expectations and beliefs concerning future developments and their potential effects on WLBC and speak only as of the date of such statement. There can be no assurance that future developments affecting WLBC will be those that WLBC has anticipated.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that, following the consummation of the transaction between WLBC and Service1st (the “Merger”), the businesses of WLBC and Service1st will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (iii) revenues following the Merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental and regulatory approvals of the Merger on its proposed terms; (vi) the failure of WLBC’s or Service1st’s stockholders to approve the Merger; (vii) local, regional, national and international economic conditions and the impact they may have on Service1st upon consummation of the Merger and its customers and WLBC’s assessment of that impact; (viii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (ix) prepayment speeds, loan originations and credit losses; (x) sources of liquidity; (xi) WLBC’s common shares outstanding and common stock price volatility; (xii) fair value of and number of stock-based compensation awards to be issued in future periods; (xiii) legislation affecting the financial services industry as a whole, and/or the parties to the Merger individually or collectively; (xiv) regulatory supervision and oversight, including required capital levels; (xv) increasing price and product/service competition by competitors, including new entrants; (xvi) rapid technological developments and changes; (xvii) following the consummation of the Merger, Service1st’s ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xviii) following the consummation of the Merger, Service1st’s ability to contain costs and expenses; (xix) governmental and public policy changes; (xx) protection and validity of intellectual property rights; (xxi) reliance on large customers; (xxii) technological, implementation and cost/financial risks in large, multi-year contracts; (xxiii) the outcome of pending and future litigation and governmental proceedings; (xxiv) continued availability of financing; (xxv) financial resources in the amounts, at the times and on the terms required to support Service1st’s future businesses; and (xxvi) material differences in the actual financial results of acquisitions and acquisition activities compared with WLBC’s expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause WLBC’s results to differ materially from those described in the forward-looking statements can be found under the heading “Risk Factors” filed in WLBC’s Proxy Statement/Prospectus, filed with the SEC on September 18, 2009, and in WLBC’s Annual Report on Form 10-K for the year ended December 31, 2008. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. WLBC undertakes no obligation to publicly revise these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. For further discussion of certain factors that may cause such forward-looking statements to differ materially from actual results, refer to WLBC’s Proxy Statement/Prospectus, filed with the SEC on September 18, 2009, WLBC’s Form 10-K for fiscal year 2008 and WLBC’s other public documents which are available on the SEC’s internet site (http://www.sec.gov).

All subsequent written and oral forward-looking statements attributable to any of matters or entities discussed in this report or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Item 1.02 Termination of a Material Definitive Agreement

On November 12, 2009, Western Liberty Bancorp (“WLBC”), WL Interim Bank, 1st Commerce Bank, Capitol Bancorp Limited V and Capitol Bancorp Limited (“Capitol Bancorp’) entered into a letter agreement (the “Letter Agreement”) confirming the mutual termination of their Merger Agreement, dated July 13, 2009 (the “1st Commerce Merger Agreement”), in accordance with the terms specified therein. The 1st Commerce Merger Agreement provided for the planned acquisition of Capitol Bancorp’s Nevada-based affiliate, 1st Commerce Bank, by WLBC. Both Capitol Bancorp and Western Liberty have mutually decided it is in the best interests of all parties involved to terminate the planned acquisition of 1st Commerce Bank at this time in order to pursue other opportunities.

Pursuant to the Letter Agreement, the parties have agreed to make certain reimbursements for transaction-related expenses. No party shall have any further obligation or liability of any nature whatsoever under the 1st Commerce Merger Agreement, other than with respect to the confidentiality and public announcement provisions therein.

The foregoing summaries of the Letter Agreement, the 1st Commerce Merger Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and are qualified in their entirety by, the Letter Agreement, which is Exhibit 10.1 hereto, and the 1st Commerce Merger Agreement, which is Exhibit 2.1 to WLBC’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 14, 2009. The Letter Agreement and the 1st Commerce Merger Agreement are each incorporated by reference into this Current Report on Form 8-K.

On November 12, 2009, WLBC issued a press release in connection with the foregoing, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

10.1 Letter Agreement, dated as of November 12, 2009, among Western Liberty, WL Interim Bank, 1st Commerce Bank, Capitol Development Bancorp Limited V and Capitol Bancorp Limited

99.1 Press Release of Western Liberty Bancorp, dated as of November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN LIBERTY BANCORP

Date: November 12, 2009	By:	/s/ Jason N. Ader
Name: Jason N. Ader Title: Chief Executive Officer

EXHIBIT INDEX

10.1 Letter Agreement, dated as of November 12, 2009, among Western Liberty, WL Interim Bank, 1st Commerce Bank, Capitol Development Bancorp Limited V and Capitol Bancorp Limited

99.1 Press Release of Western Liberty Bancorp, dated as of November 12, 2009